EXHIBIT (h)(3)
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Paul F. Brown Signature	February 23, 2010 Date
Name: Paul F. Brown
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Emil D. Duda Signature	February 23, 2010 Date
Name: Emil D. Duda
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ John G. Foos Signature	February 23, 2010 Date
Name: John G. Foos
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Robert A. Leichtle Signature	February 23, 2010 Date
Name: Robert A. Leichtle
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Gerard T. Mallen Signature	February 23, 2010 Date
Name: Gerard T. Mallen
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Joseph F. Reichard Signature	February 23, 2010 Date
Name: Joseph F. Reichard
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ John C. Trifone Signature	February 23, 2010 Date
Name: John C. Trifone
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Marilyn T. Tromans Signature	February 23, 2010 Date
Name: Marilyn T. Tromans
Title: Trustee

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Sandra K. Strutz, Joseph S. Castellon and Dale E. Palka, or any one of them, each with full power of substitution and resubstitution, his attorney-in fact and agent, for such person and in such person’s names, place and stead, in any and all capacities, to sign Post-Effective Amendments to the Plan Investment Fund, Inc. Registration Statement, Registration No. 2-99584, and to file the same, with all exhibits thereto, and all other documents in connection with therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue thereof. Furthermore, the person whose signature appears below revokes any prior appointments of attorney-in-fact with regards to said Plan Investment Fund, Inc. Registration Statement.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date indicated below.

/s/ Cynthia M. Vice Signature	February 23, 2010 Date
Name: Cynthia M. Vice
Title: Trustee